EXHIBIT 10.72

AMENDED AND RESTATED

ENVIRONMENTAL AND HAZARDOUS SUBSTANCE

INDEMNIFICATION AGREEMENT

THIS AMENDED AND RESTATED ENVIRONMENTAL AND HAZARDOUS SUBSTANCE INDEMNIFICATION AGREEMENT (this "Agreement"), made as of December 29, 2006, is by CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company, (the "Borrower"), whose address is c/o Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, in favor of WELLS FARGO BANK, N.A., as trustee for the registered holders of COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1 (together with its successors and assigns, "Lender"), having an address at c/o CWCapital LLC, One Charles River Place, 63 Kendrick Street, Needham, Massachusetts 02494.

W I T N E S S E T H:

WHEREAS, Lender has extended to Borrower a loan in the principal amount of SEVENTY-THREE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($73,600,000.00) (the "Loan"); and

WHEREAS, the Loan is evidenced by an Amended and Restated Promissory Note dated of even date herewith (the "Note"), executed by Borrower and payable to the order of Lender in the principal amount of the Loan and is secured by an Amended and Restated Mortgage, Security Agreement and Fixture Financing Statement dated of even date herewith (the "Security Instrument"), made by Borrower in favor of Lender, encumbering the real property, buildings, structures and other improvements described therein (collectively, the "Property") and by other documents and instruments (the Note, the Security Instrument and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents"); and

WHEREAS, as a condition to making the Loan, Lender has required that Borrower indemnifies Lender with respect to hazardous wastes on, in, under or affecting the Property as herein set forth.

NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby covenants and agrees for the benefit of Lender, as follows:

1.            Indemnity. Borrower hereby assumes liability for, and hereby agrees to pay, protect, defend (at trial and appellate levels) and with attorneys, consultants and experts acceptable to Lender, and save Lender harmless from and against, and hereby indemnifies

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Lender from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively "Costs") which may at any time be imposed upon, incurred by or asserted or awarded against Lender or the Property, and arising directly or indirectly from or out of: (i) the violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq. and 40 CFR §302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C. §1251 et seq. and 40 CFR §116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended, relating to or affecting the Property, whether or not caused by or within the control of Borrower; (ii) the presence, release or threat of release of any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances"), on, in, under or effecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower; (iii) the failure by Borrower to comply fully with the terms and conditions of this Agreement; (iv) the breach of any representation or warranty contained in this Agreement; or (v) the enforcement of this Agreement, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. "Costs" as used in this Agreement shall also include (without double counting to the extent such diminution is already reflected in the costs covered above) any diminution in the value of the security afforded by the Property or any future reduction of the sales price of the Property by reason of any matter set forth in this Paragraph 1; provided, however, the costs attributable to diminution in value as described herein shall not exceed the outstanding indebtedness evidenced by the Note plus any costs incurred by Lender in disposing of the Property or the Loan and shall be payable if and only to the extent such diminution or reduction results in a damage or loss to Lender as a result of its inability to recover the outstanding indebtedness upon disposing of the Property or the Loan by Lender or an affiliated entity. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Substances which are initially placed on, in or under the Property after foreclosure or other taking of title to the Property by Lender or its successors or assignee or a purchaser at a foreclosure or a grantee of a deed in lieu of foreclosure.

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2.            Representations Regarding Hazardous Substances. Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

(a)          To the best of Borrower's knowledge, information and belief, after due inquiry and investigation, and except as otherwise disclosed in the Phase I Report (as defined in the Security Instrument) the Property is not in violation of any Environmental Law;

(b)          To the best of Borrower's knowledge, information and belief, after due inquiry and investigation, and except as otherwise disclosed in the Phase I Report (as defined in the Security Instrument) no Hazardous Substances are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except for those substances used in the ordinary course of business and in compliance with all Environmental Laws;

(c)          The Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances;

(d)          To the best of Borrower's knowledge and belief, after due inquiry and investigation, and except as otherwise disclosed in the Phase I Report, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property;

(e)          Borrower has received no notice of, and to the best of Borrower's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Borrower know of any basis for such a claim; and

(f)           Borrower has received no notice that, and to the best of Borrower's knowledge and belief, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Borrower know of any basis for such a claim.

3.	Covenants of Borrower.

(a)          Borrower shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used and stored by Borrower or any tenant of the Property in the ordinary course of its business and in compliance with all Environmental Laws and, if applicable, its Lease), shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements (except those substances used in the ordinary course of business and in compliance with all Environmental Laws and its Lease), and, without limiting the generality of the foregoing,

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during the term of this Agreement, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

(b)          Borrower shall promptly notify Lender should Borrower become aware of (i) any Hazardous Substances, or other potential environmental problem or liability, with respect to the Property, (ii) any lien, action or notice affecting the Property or Borrower resulting from any violation or alleged violation of the Environmental Law, (iii) the institution of any investigation, inquiry or proceeding concerning Borrower or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Substances, or (iv) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Agreement incorrect in any material respect if made at the time of such discovery. Borrower shall, promptly and when and as required and regardless of the source of the contamination, at their own expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner reasonably satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so, Lender may, upon not less than ten (10) days prior written notice to Borrower, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any reasonable out-of-pocket costs incurred in connection therewith shall be included in Costs and shall be paid by Borrower in accordance with the terms of Paragraph 4(c) hereof. In furtherance of the foregoing, Borrower hereby grants to Lender access to the Property and an irrevocable license to remove any items deemed by Lender to be Hazardous Substances and to do all things Lender shall reasonably deem necessary to bring the Property into conformance with Environmental Laws.

(c)          Upon the written request of Lender, at any time and from time to time after the occurrence of and during the continuance of an Event of Default under this Agreement or the Loan Documents or at such other time as Lender has determined (in the exercise of its good faith judgment but in no event more than one (1) time in any consecutive twelve (12) month period absent the occurrence and continuance of an Event of Default) that reasonable grounds exist to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property in violation of the Environmental Laws, Borrower shall provide, at Borrower's sole expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant reasonably approved by Lender indicating the presence or absence of Hazardous Substances on the Property in violation of Environmental Laws or an inspection or audit of the improvements located on the Property prepared by an engineering or consulting firm reasonably acceptable to Lender indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Borrower fails to provide such inspection or audit within sixty (60) days after such

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written request, Lender may, upon not less than ten (10) days prior written notice to Borrower, order the same, and Borrower hereby grants to Lender access to the Property and an irrevocable license to undertake such inspection or audit. The cost of such inspection or audit shall be included in Costs and shall be paid by Borrower in accordance with the terms of Paragraph 4(c) hereof. If no Event of Default has occurred and is continuing and in the event Lender requests any such inspection or audit more than one (1) time in any consecutive twelve (12) month period, Lender shall have the right to obtain such additional audit or inspection at Lender's sole cost and expense.

4.	Indemnification Procedures.

(a)          If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Borrower in writing thereof and Borrower shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Borrower of such matter shall not impair or reduce the obligations of Borrower hereunder. Lender shall have the right, at the expense of Borrower (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Borrower shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Borrower to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Borrower shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b)	Borrower shall not, without the prior written consent of Lender:

(i)           settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or

(ii)          settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

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(c)          All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Borrower shall pay to Lender any and all Costs within ten (10) business days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Borrower to periodically pay such Costs, such Costs, if not paid within said ten business day period, shall bear interest at the Default Interest Rate (as defined in the Note).

5.            Reinstatement of Obligations. If at any time all or any part of any payment made by Borrower or received by Lender from Borrower under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Borrower), then the obligations of Borrower hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Borrower, or receipt of payment by Lender, and the obligations of Borrower hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Borrower had never been made.

6.            Waivers by Borrower. To the extent permitted by law, Borrower hereby waives and agrees not to assert or take advantage of:

(a)          Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Borrower;

(b)	The defense of the statute of limitations in any action hereunder;

(c)          Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d)          Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lender, any endorser or creditor of Borrower or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e)	Any defense based upon an election of remedies by Lender;

(f)           Any right or claim of right to cause a marshalling of the assets of Borrower;

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(g)          Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(h)          Any duty on the part of Lender to disclose to Borrower any facts Lender may now or hereafter know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Borrower intends to assume or has reason to believe that such facts are unknown to Borrower or has a reasonable opportunity to communicate such facts to Borrower, it being understood and agreed that Borrower is fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Borrower hereunder;

(i)           Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j)           Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)          Any lack of commercial reasonableness in dealing with the collateral for the Loan;

(l)           Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m)         An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Borrower or the collateral for the Loan;

(n)          Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

(o)          All rights and remedies accorded by applicable law to Borrower or guarantors, except any rights of subrogation which Borrower may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such

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subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender; and

(p)          Any action, occurrence, event or matter consented to by Borrower under Section 7(h) hereof, under any other provision hereof, or otherwise.

7.	General Provisions.

(a)          Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Borrower and not restricted by any limitation on personal liability.

(b)          Secured Obligations. This Agreement, the payment of all sums due hereunder and the performance and discharge of each and every obligation, covenant and agreement of Borrower contained herein, are, and shall be deemed to be, secured by the Security Instrument.

(c)          Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(d)          No Recourse Against Lender. Borrower shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

(e)          Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(f)           Financial Statements. Borrower hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender promptly upon demand by Lender current and dated financial statements certified by or on behalf of Borrower detailing the assets and liabilities of Borrower, in form and substance acceptable to Lender. Borrower hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Borrower did or will at the time of such delivery fairly and accurately present the financial condition of Borrower.

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(g)          Rights Cumulative; Payments. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. FURTHER, PAYMENTS MADE BY BORROWER UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

(h)          No Limitation on Liability. Borrower hereby consents and agrees that Lender may at any time and from time to time without further consent from Borrower take any of the following actions, and the liability of Borrower under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Borrower or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower herein or in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record the Security Instrument or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course or dealing with Borrower or any other person, shall limit, impair or release Borrower's obligations hereunder, effect this Agreement in any way or afford Borrower any recourse against Lender. Nothing contained in Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(i)           Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes (except as to the Security Instrument) all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(j)           Governing Law; Binding Effect; Waiver of Acceptance. This Agreement shall be governed by and construed in accordance with the laws of the State in which the

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Property is located, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling. This Agreement shall bind Borrower and the heirs, personal representatives, successors and assigns of Borrower and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, subject to Borrower's rights under the Security Instrument, Borrower shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Borrower hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Borrower.

(k)          Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at the address designated in the Security Instrument for notices, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(l)           No Waiver; Time of Essence; Business Days. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

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(m)         Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(n)          Attorneys' Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Borrower agrees to pay to Lender any and all actual, out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender as a result thereof and such actual, out-of-pocket costs, fees and expenses shall be included in Costs.

(o)          Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Borrower under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Borrower hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(p)          Joint and Several Liability. Notwithstanding anything to the contrary contained herein, if there are multiple Borrowers, the obligations and liabilities of each such person or entity hereunder shall be joint and several.

(q)          Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Borrower intentionally and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(r)           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

(s)	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF ILLINOIS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT,

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(B) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN COOK COUNTY, ILLINOIS, (C) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT NEITHER OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 7(k) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EITHER PARTY MAY REMOVE TO FEDERAL COURT, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUIT, ACTION, OR PROCEEDING FILED IN STATE COURT.

BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF ITS DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(t)           Waiver by Borrower. Borrower covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Borrower shall not seek a supplemental stay or otherwise, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Borrower by virtue of this Agreement or otherwise.

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(u)          Amendment and Restatement. This Amended and Restated Environmental and Hazardous Substances Indemnification Agreement, together with that certain Amended and Restated Environmental and Hazardous Substances Indemnification Agreement dated as of the date hereof executed by Guarantor for the benefit of Lender with respect to the Other Loan (as defined in the Security Instrument) (the "Other Agreement") shall amend, restate, and replace in its entirety that certain Environmental and Hazardous Substances Indemnification Agreement dated as of November 21, 2006 executed by Borrower and Continental Towers Associates III, LLC, a Delaware limited liability company, for the benefit of CWC Capital LLC, a Massachusetts limited liability company ("CWC") (the "Original Agreement"). CWC assigned the entirety of its interest in the Loan Documents (including the Original Agreement) to Lender on December 21, 2006. All terms, conditions and obligations of the Original Agreement shall remain in full force and effect as assigned to Lender and as amended and restated herein and in the Other Agreement and in its entirety, and all rights and remedies provided for therein shall be preserved to Lender. Nothing contained herein or done pursuant hereto shall affect or be construed to affect the priority of the lien or security interest securing the Loan over the priority of other liens, charges, encumbrances or other security interests. Borrower does hereby confirm, ratify and reaffirm the obligations contained in the Original Agreement, as assigned to Lender and as amended and restated hereby and by the Other Agreement in its entirety.

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IN WITNESS WHEREOF, Borrower have executed this Environmental and Hazardous Substance Indemnification Agreement as of the day and year first above written.

BORROWER:

CONTINENTAL TOWERS, L.L.C.,
a Delaware limited liability company

By:   CTA GENERAL PARTNER, LLC,
a Delaware limited liability company,
its sole member

By:   CTA MEMBER, INC.,
a Delaware corporation,
its managing member

By:[s] Paul G. Del Vecchio

Name:      Yochanan Danziger,
                    by Paul G. Del Vecchio,
                    Attorney-In-Fact
Title:         President

AMENDED AND RESTATED ENVIRONMENTAL AND HAZARDOUS SUBSTANCE

INDEMNIFICATION AGREEMENT – Signature Page

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